Exhibit 10.2

Supplemental

No. 44300.S.001.A.003

Between

NextNav LLC

And

AT&T Services, Inc.

Equipment, Network Colocation, and Installation

Amendment No. 44300.S.001.A003

To

Agreement No. 44300.C

After all Parties have signed, this Amendment is made effective as of the date signed by the last Party (“Effective Date”) and is between NextNav LLC, a Delaware Limited Liability Company (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 44300S.001 on October 7, 2019 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Section 1.3., Term of Agreement, shall be deleted and replaced with the following:

a.       This Agreement shall be effective on the Effective Date and shall continue until October 24, 2028.

b.      Any Order in effect on the date when this Agreement expires or is terminated shall continue in effect until such Order either (i) expires by its own terms or (ii) is separately terminated, prior to its own scheduled expiration, as provided in this Agreement. The terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile, other electronic transmission of a scanned document (e.g., pdf or similar format), and digital signatures meeting the requirements of the Uniform Electronic Transactions Act or the Electronic Signatures in Global and National Commerce Act, are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

NextNav LLC		AT&T Services, Inc.

By:	/s/ Sidd Chenumolu	By:	/s/ AMANDA MESA
Name:	Sidd Chenumolu	Name:	AMANDA MESA
Title:	Chief Business Development Officer	Title:	Amanda C. Mesa, Lead Sourcing Management
Date:	10/09/2025	Date:	10/9/2025

Material and Services Agreement Amendment

No. 44300.A.004

Between

NextNav LLC And

AT&T Services, Inc.

AMENDMENT NO. 44300.A.004

TO

AGREEMENT NO. 44300.C

After all Parties have signed, this Amendment is made effective as of the date signed by the last Party (“Effective Date”) and is between NextNav LLC, a Delaware Limited Liability Company (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20160726.016.C, renumbered to 44300.C on October 17, 2016 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Section 1.4., Term of Agreement, shall be amended as follows:

a.        This Agreement shall be effective on the Effective Date and shall continue for an additional term of three (3) years unless earlier terminated as set forth herein until October 24, 2028.

b.       Any Order in effect on the date when this Agreement expires or is terminated shall continue in effect until such Order either (i) expires by its own terms or (ii) is separately terminated, prior to its own scheduled expiration, as provided in this Agreement. The terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile, other electronic transmission of a scanned document (e.g., pdf or similar format), and digital signatures meeting the requirements of the Uniform Electronic Transactions Act or the Electronic Signatures in Global and National Commerce Act, are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

NextNav LLC		AT&T Services, Inc.

By:	/s/ Sidd Chenumolu	By:	/s/ AMANDA MESA
Name:	Sidd Chenumolu	Name:	AMANDA MESA
Title:	Chief Business Development Officer	Title:	Amanda C. Mesa, Lead Sourcing Management
Date:	10/09/2025	Date:	10/9/2025

FirstNet Services Agreement No. 44300.S.002

Amendment No. 8

Between

AT&T Services, Inc.

And

NextNav LLC

AMENDMENT NO. 44300.S.002.A.008

TO

AGREEMENT NO. 44300.S.002

This Amendment is effective as of the date the last party signs this Amendment (“Effective Date”) and is by and between NextNav LLC, a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Supplement No. 44300.S.002 (“Agreement”) on October 7, 2019; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

That Section 1.3, Term of Agreement, shall be amended as follows:

1.3 Term of Agreement

a.        This Agreement shall be effective on the Effective Date and shall continue until October 24, 2028 unless earlier terminated as set forth herein.

b.       Any Order in effect on the date when this Agreement expires or is terminated shall continue in effect until such Order either (i) expires by its own terms or (ii) is separately terminated, prior to its own scheduled expiration, as provided in this Agreement. The terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect. Likewise, termination or expiration of the Master Agreement shall not affect the obligations of either Party to the other Party pursuant to this Agreement, and the terms and conditions of the Master Agreement shall continue to apply to this Agreement as if the Master Agreement were still in effect.

The terms and conditions of the Agreement and Master Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

NextNav LLC		AT&T Services, Inc.

By:	/s/ Sidd Chenumolu	By:	/s/ AMANDA MESA
Printed Name:	Sidd Chenumolu	Printed Name:	Amanda C. Mesa
Title:	Chief Business Development Officer	Title:	Lead Sourcing Management
Date:	10/09/2025	Date:	10/9/2025